Report Name - 10F-3

Fund - SmB VIP Small Cap Growth Opport Port

                                Period : 07/01/05 through 12/31/05


                                    ID : 680
                           Issuer Name : CBOT Holdings Inc.
                            Trade Date : 10/18/05
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 875.00
                        Purchase Price : 54.00
                    % Received by Fund : 0.027%
                        % of Issue (1) : 0.627%
        Other Participant Accounts (2) :          19,125.00
                      Issue Amount (2) :       3,190,000.00
          Total Received All Funds (2) :          20,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : CBOT Holdings Inc.
                            Trade Date : 10/18/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                                         JP Morgan Securities
                                         Citigroup
                         Co-Manager(s) : Keefe Bruyette & Woods
                                         Sandler O'Neill & Partners
                         Selling Group : Loop Capital Markets LLC
                                         Melvin Securities LLC
                                         Williams Capital Group LP


                                    ID : 588
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 100.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.000%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          15,900.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 646
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : UBS Warburg
                Total Shares Purchased : 25.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.000%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          15,975.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 645
                           Issuer Name : Global Cash Access
                            Trade Date : 09/22/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 3,100.00
                        Purchase Price : 14.00
                    % Received by Fund : 0.019%
                        % of Issue (1) : 0.638%
        Other Participant Accounts (2) :          99,400.00
                      Issue Amount (2) :      16,060,000.00
          Total Received All Funds (2) :         102,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Global Cash Access
                            Trade Date : 09/22/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         SG Cowen Securities Corp
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 677
                           Issuer Name : Global Cash Access
                            Trade Date : 09/22/05
                        Selling Dealer : SG Cowen
                Total Shares Purchased : 50.00
                        Purchase Price : 14.00
                    % Received by Fund : 0.000%
                        % of Issue (1) : 0.638%
        Other Participant Accounts (2) :         102,450.00
                      Issue Amount (2) :      16,060,000.00
          Total Received All Funds (2) :         102,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Global Cash Access
                            Trade Date : 09/22/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         SG Cowen Securities Corp
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 704
                           Issuer Name : IHS Inc
                            Trade Date : 11/10/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 10,100.00
                        Purchase Price : 16.00
                    % Received by Fund : 0.070%
                        % of Issue (1) : 1.412%
        Other Participant Accounts (2) :         194,900.00
                      Issue Amount (2) :      14,520,000.00
          Total Received All Funds (2) :         205,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : IHS Inc
                            Trade Date : 11/10/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                                         Morgan Stanley
                         Co-Manager(s) : Keybanc Capital Markets
                                         Piper Jaffray & Co
                                         UBS
                         Selling Group : N/A


                                    ID : 706
                           Issuer Name : IHS Inc
                            Trade Date : 11/10/05
                        Selling Dealer : McDonald & Co
                Total Shares Purchased : 300.00
                        Purchase Price : 16.00
                    % Received by Fund : 0.002%
                        % of Issue (1) : 1.412%
        Other Participant Accounts (2) :         204,700.00
                      Issue Amount (2) :      14,520,000.00
          Total Received All Funds (2) :         205,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : IHS Inc
                            Trade Date : 11/10/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                                         Morgan Stanley
                         Co-Manager(s) : Keybanc Capital Markets
                                         Piper Jaffray & Co
                                         UBS
                         Selling Group : N/A


                                    ID : 642
                           Issuer Name : Ikanos Communications
                            Trade Date : 09/21/05
                        Selling Dealer : Lehman Bros
                Total Shares Purchased : 230.00
                        Purchase Price : 12.00
                    % Received by Fund : 0.004%
                        % of Issue (1) : 0.078%
        Other Participant Accounts (2) :           4,770.00
                      Issue Amount (2) :       6,400,000.00
          Total Received All Funds (2) :           5,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Ikanos Communications
                            Trade Date : 09/21/05
                 Joint/Lead Manager(s) : Citigroup
                                         Lehman Brothers
                         Co-Manager(s) : Deutsche Bank Securities Inc
                                         Thomas Weisel Capital Partners LP
                         Selling Group : N/A


                                    ID : 633
                           Issuer Name : Psychiatric Solutions Inc.
                            Trade Date : 09/14/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 800.00
                        Purchase Price : 50.24
                    % Received by Fund : 0.023%
                        % of Issue (1) : 0.714%
        Other Participant Accounts (2) :          24,200.00
                      Issue Amount (2) :       3,500,000.00
          Total Received All Funds (2) :          25,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Psychiatric Solutions Inc.
                            Trade Date : 09/14/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Avondale Partners LLC
                                         Banc of America Securities LLC
                                         JP Morgan
                                         Raymond James & Associates Inc
                         Selling Group : N/A


                                    ID : 596
                           Issuer Name : Seaspan Corp. (SSW)
                            Trade Date : 08/08/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 125.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.000%
                        % of Issue (1) : 0.035%
        Other Participant Accounts (2) :           9,875.00
                      Issue Amount (2) :      28,570,000.00
          Total Received All Funds (2) :          10,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Seaspan Corp. (SSW)
                            Trade Date : 08/08/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Dahlman Rose Weiss LLC
                                         DnB NOR Markets
                                         Fortis Securities
                                         Legg Mason Wood Walker
                                         Lehman Brothers
                                         UBS
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 637
                           Issuer Name : Williams Scotsman Int'l Inc.
                            Trade Date : 09/19/05
                        Selling Dealer : Lehman Bros
                Total Shares Purchased : 10,400.00
                        Purchase Price : 16.00
                    % Received by Fund : 0.068%
                        % of Issue (1) : 1.383%
        Other Participant Accounts (2) :         201,600.00
                      Issue Amount (2) :      15,330,000.00
          Total Received All Funds (2) :         212,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Williams Scotsman Intl Inc.
                            Trade Date : 09/19/05
                 Joint/Lead Manager(s) : CIBC World Markets PLC
                                         Citigroup
                                         Lehman Brothers
                         Co-Manager(s) : Banc of America Securities LLC
                                         Deutsche Bank Securities Inc
                                         Robert W Baird & Co
                         Selling Group : N/A